SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                 Date of Report
                                   May 6, 2003
                        (Date of earliest event reported)




                         Boyd Bros. Transportation Inc.
             (Exact name of registrant as specified in its charter)




                                    Delaware
                 (State or other jurisdiction of incorporation)




                        0-23948                           63-6006515
---------------------------------------------- ---------------------------------
                 (Commission File No.)         (IRS Employer Identification No.)


                    3275 Highway 30
                   Clayton, Alabama                          36016
----------------------------------------------- --------------------------------
       (Address of principal executive offices)           (Zip Code)


                                 (334) 775-1400
              (Registrant's telephone number, including area code)

Item 7.       Financial Statements and Exhibits

              (c) Exhibits.

                  99.1        Press Release dated May 6, 2003

Item 9.       Regulation FD Disclosure

              The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

              On May 6, 2003, Boyd Bros. Transportation, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Further, pursuant to the interim guidance of the Securities and Exchange Commission in Release No. 33-8216, the Company is including this Item 12 information under
Item 9 because Item 12 has not yet been added to the EDGAR system.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BOYD BROS. TRANSPORTATION INC.


Date:  May 6, 2003                      By:   /s/ RICHARD C. BAILEY
                                             -----------------------------------
                                                  Richard C. Bailey
                                               Chief Operating Officer
                                             and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit(s)

    99.1       Copy of press release issued by the Company on May 6, 2003.